Exhibit 99.1

2020 Corporate Presentation I Targeting Major Advances in Treatment of CNS Disorders June 2020 I Nasdaq: RLMD

2020 Corporate Presentation I Disclosures Certain statements contained in this presentation or in other documents of Relmada Therapeutics, Inc . (the “Company”), along with certain statements that may be made by management of the Company orally in presenting this material, may contain “forward - looking statements . ” These statements can be identified by the fact that they do not relate strictly to historic or current facts . They use words such as “estimate,” “expect,” “intend,” “believe,” “plan,” “anticipate,” “projected” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance or condition . These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties . Statements regarding future action, future performance and/or future results including, without limitation, the proposed offering, those relating to the timing for completion, and results of, scheduled or additional clinical trials and the FDA’s or other regulatory review and/or approval and commercial launch and sales results (if any) of the Company’s formulations and products and regulatory filings related to the same may differ from those set forth in the forward - looking statements . Peak sales and market size estimates have been determined on the basis of market research and comparable product analysis, but no assurances can be given that such sales levels will be achieved, if at all, or that such market size estimates will prove accurate . Because actual results are affected by these and other potential risks, contingencies and uncertainties, the Company cautions investors that actual results may differ materially from those expressed or implied in any forward - looking statement . It is not possible to predict or identify all such risks, contingencies and uncertainties . The Company identifies some of these factors in its Securities and Exchange Commission (“SEC”) filings on Forms 10 - K, 10 - Q and 8 - K, and investors are advised to consult the Company’s filings for a more complete listing of risk factors, contingencies and uncertainties affecting the Company and its business and financial performance . The Company assumes no obligation to update forward - looking statements as circumstances change . Investors are advised to consult further disclosures that the Company makes or has made on related subjects in the Company’s Form 10 - K, 10 - Q and 8 - K reports . 2

Investment Highlights

Highly-compelling de-risked lead product opportunity	• Phase 2 Adjunctive MDD trial completed with statistically significant rapid and sustained anti-depressant effects observed with favorable safety and tolerability profile • Successful EoP2 meeting with the FDA with clear pathway to NDA • Fast track designation from FDA • Strong IP position around REL-1017 with protection to the mid/late-2030s
Large potential in multiple underserved markets[1]	• Over 17M Americans suffered from MDD in 2017[1] • 50%–66% of patients with depression do not fully recover on an antidepressant medication[2] • Traditional antidepressants have a 4 to 6 weeks time lapse to reach full efficacy
Key catalysts expected over next 12-18 months	• Publication of REL-1017 Phase 2 study full data H2 2020 • Start of pivotal program in Adjunctive treatment of MDD in Q4 2020 • Start of Phase 2 study in MDD Q4 2020

RELMADA THERAPEUTICS

1. https://www.nimh.nih.gov/health/statistics/major-depression.shtml
2. https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3363299/

* MDD = Major Depressive Disorder
** Our fiscal year end is December 31. The periods referred to in this slide are calendar years and quarters.

2020 Corporate Presentation | 3

2020 Corporate Presentation I 4 as a Potential Treatment for Depression Dextromethadone (REL - 1017)

2020 Corporate Presentation I • REL - 1017 has the potential to be the first single agent oral NMDAR antagonist for the adjunctive treatment of depression and potentially for front line monotherapy treatment • Completed Phase 1 and Phase 2 trial for Adjunctive treatment of Major Depressive Disorder • In a Phase 2 trial, both doses of REL - 1017 25 mg and 50 mg demonstrated statistically significant differences compared to placebo on all efficacy measures - Study demonstrated rapid onset and sustained antidepressant effects - Only mild and moderate AEs - no serious AEs - No evidence of treatment induced dissociative and psychotomimetic AEs - No evidence of opiate withdrawal symptoms in treatment groups vs placebo 5 Dextromethadone (REL - 1017) as a single agent rapid - acting and sustained effect oral treatment for depression

2020 Corporate Presentation I ~10M U.S. Adjunctive Patients in 2017 1,2 ~32M U.S. MDD patients in 2017 3 ~65M U.S. Individuals with at least 1 lifetime episode 3 A New Effective Treatment for Major Depressive Disorder Remains a High Unmet Need 6 1. Am J Psychiatry. 2006 Nov;163(11):1905 - 17. Acute and longer - term outcomes in depressed outpatients requiring one or several trea tment steps: a STAR*D report. Rush AJ, et al 2. https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3363299/ 3. Hasin DS, et al. Epidemiology of Adult DSM - 5 Major Depressive Disorder and Its Specifiers in the United States. JAMA Psychiatry. Published online February 14, 2018.

Dextromethadone Has Significant Potential Advantages in the Treatment of Depression

Novel mechanism of action

d-Methadone and other NMDA antagonists represent a new approach to treating depression with MOA markedly different from currently approved drugs (SSRIs, SNRIs, TCAs, MAOIs, etc.)

Low rate of response for traditional antidepressant in patients with MDD[1]

~65% MDD patients do not respond to first antidepressant treatment

~30% MDD patients do not respond to up to 4 different antidepressant treatments

Slow time to efficacy

Traditional currently approved drug can take up to 4 to 6 weeks to show antidepressant activity

RELMADA THERAPEUTICS

1 Source: Am J Psychiatry. 2006 Nov;163(11):1905-17, https://www.samhsa.gov/data/sites/default/files/cbhsq-reports/NSDUHDetailedTabs2017/NSDUHDetailedTabs2017.htm#tab8-10A

2020 Corporate Presentation | 7

Phase 1 SAD and MAD Study Showed Favorable Safety and Tolerability Profile

Single Ascending Dose (SAD) Study Design

Parallel group, double-blind, placebo controlled

Objectives

Establish PK, PD and safety of single dose administration

Treatment Administration

Cohorts 5, 20, 60, 100, 150, 200 mg

N = 42

Study Conclusions

- MTD = 150 mg (single dose)
- PK demonstrated linear proportionality of C_{max} and $AUC_{0\text{-}inf}$ vs. dose
- No clinically significant opioid effects of dextromethadone up to 150 mg

Multiple Ascending Dose (MAD) Study Design

Parallel group, double-blind, placebo controlled

Objectives

Establish PK, PD and safety of once daily, 10 day administration

Treatment Administration

Cohorts 25, 50, 75 mg

N = 24

Study Conclusions

- Doses up to 75mg per day well tolerated
- Dose proportionality was demonstrated for the single-dose parameters Cmax and AUCt on Day 1 and for the steady state parameters Cmax, AUCt, and Css on Day 10

RELMADA THERAPEUTICS

PK: pharmacokinetics; PD: pharmacodynamics; MTD: maximum tolerated dose; Cmax: maximum plasma concentration; AUC: area under the curve 0 to infinite time; AUCt : area under the curve to the end of dosing period

Data published: Bernstein, G. et al., J. Clin. Psychopharmacology 2019 May/Jun;39(3):226-237.

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2020 Corporate Presentation I 0 2 4 6 8 10 0 4 8 12 time (days) B D N F n g / m l placebo dextromethadone 0 2 4 6 8 10 0 100 200 300 400 500 time (days) d - m e t h a d o n e n g / m l 0 2 4 6 8 10 0 4 8 12 time (days) B D N F n g / m l placebo dextromethadone 0 2 4 6 8 10 0 100 200 300 400 500 time (days) d - m e t h a d o n e n g / m l 0 2 4 6 8 10 0 4 8 12 time (days) B D N F n g / m l placebo dextromethadone 0 2 4 6 8 10 0 100 200 300 400 500 time (days) d - m e t h a d o n e n g / m l 0 2 4 6 8 10 0 4 8 12 time (days) B D N F n g / m l placebo dextromethadone 0 2 4 6 8 10 0 100 200 300 400 500 time (days) d - m e t h a d o n e n g / m l Treatment Arm Average Plasma BDNF ng/ml ( ± SD) Pre - treatment Post treatment Dextromethadone 0.84 (0.60) 5.84 (2.83) Placebo 0.81 (0.38) 0.79 (0.30) Dextromethadone Significantly Increased BDNF Plasma Levels Compared to Placebo in Phase 1 MAD Study in Healthy Volunteers 9 BDNF: Brain Derived Neutrophic Factor; SD: standard deviation

Dextromethadone Phase II Study in Adjunctive Treatment of MDD – Overview

Primary Objectives

Safety and tolerability of 25 mg and 50 mg of REL-1017 vs placebo as adjunctive treatment

Endpoints

- PE, Laboratory studies, ECG, AEs
- CADSS (dissociative symptoms)
- 4-item PSRS (psychotomimetic symptoms)
- COWS (opiate withdrawal symptoms)
- C-SSRS (suicidality)

Secondary Objectives

Evaluate efficacy of 25 mg and 50 mg of REL-1017 as adjunctive treatment in patients with MDD

To characterize pharmacokinetic (PK) profile of REL-1017 25 mg and 50 mg x 7 days

Endpoints

Change from BSL at Day 2, 4, 7 and 14 on:

- MADRS
- SDQ
- CGI-S

Difference in CGI-I score placebo vs treatment groups Day 2 to 14

PK parameters for both 25 and 50 mg Q-day

RELMADA THERAPEUTICS

MDD: Major Depressive Disorder; PE: Physical exam; ECG: Electrocardiogram; AEs: Adverse Events; CADSS: Clinician Administered Dissociative States Scale; PSRS: Positive Symptom Rating Scale; COWS: Clinical Opiate Withdrawal Scale; C-SSRS: Columbia-Suicide Severity Rating Scale; MADRS: Montgomery Asberg Depression Rating Scale; SDQ: Symptoms of Depression Questionnaire; CGI-S and CGI-I: Clinical Global Impression- Severity and Improvement

2020 Corporate Presentation | 10

2020 Corporate Presentation I 60 patients three arm placebo - controlled trial Two doses tested 25mg and 50mg once a day versus placebo 7 days daily treatment in clinic + 7 days observation as outpatient Follow up at day 14 for efficacy and safety Follow up at day 21 for safety only 11 Dextromethadone Phase 2 Study Design

2020 Corporate Presentation I Dextromethadone Phase II Study in Adjunctive Treatment of MDD – Design 12 MDD = Major Depressive Disorder; RDPC = randomized double - blind placebo controlled; MADRS = Montgomery - Asberg Depression Rating Scale; SDQ = Symptoms of Depression Questionnaire; CGIs = Clinical Global Impression scales

2020 Corporate Presentation I Placebo REL - 1017 25 mg REL - 1017 50 mg All Subjects Randomized Subjects 22 19 21 62 Completed all visits (Day 21) 20 18 19 57 Received all doses 21 19 21 61 Age: mean years (SD) 49.7 (11.1) 49.4 (12.4) 48.6 (10.9) 49.2 (11.3) Females 11 (50%) 8 (42.1%) 9 (42.9%) 28 (45.2%) Subjects ITT 22 19 21 62 Subjects PPP 21 19 21 61 Screening HAMD - Mean (SD) 25.6 (3.5) 25.1 (3.5) 25.0 (3.8) 25.3 (3.6) Baseline MADRS - Mean (SD) 33.8 (4.0) 32.9 (6.0) 35.2 (3.9) 34.0 (4.7) 13 Dextromethadone Phase II Study - Baseline Patient Characteristics ITT: Intent - To - Treat; PPP: Per - Protocol - Population; HAMD: Hamilton Depression Rating Scale; MADRS: Montgomery - Asberg Depression Rating Scale

2020 Corporate Presentation I -25 -20 -15 -10 -5 0 Day 2 Day 4 Day 7 Day 14 Least - Square Mean Change Placebo REL-1017 25mg REL-1017 50mg P = 0.0087; d = 0.9 P = 0.0096; d = 0.8 P = 0.0122; d = 0.8 P = 0.0308; d = 0.7 P = 0.0103; d = 0.9 P = 0.0039; d = 1.0 14 MADRS Scores in the Treatment Groups Achieved Statistically Significant Difference vs Placebo from Day 4 through Day 14 MADRS: Montgomery - Asberg Depression Rating Scale; ITT: Intent - To - Treat; Error Bars: Standard Errors; P and d values as Treatment vs Placebo

2020 Corporate Presentation I -2.5 -2 -1.5 -1 -0.5 0 Day 2 Day 4 Day 7 Day 14 Least - Square Mean Change Placebo REL-1017 25 mg REL-1017 50 mg P = 0.0272; d = 0.7 P = 0.0951; d = 0.5 P = 0.0253; d = 0.7 P = 0.0245; d = 0.7 P = 0.0454; d = 0.7 P = 0.0043; d = 0.9 15 CGI - S Scores Achieved Statistically Significant Difference vs Placebo from Day 4 for REL - 1017 50 mg and for both Doses on Day 7 and Day 14 CGI - S: Clinical Global Impression of Severity; ITT: Intent - To - Treat; Error Bars = Standard Errors; P and d values as Treatment v s Placebo

2020 Corporate Presentation I 16 REL - 1017 - 202 results confirm the favorable tolerability and safety profile observed in the Phase 1 SAD and MAD studies Only Mild and Moderate AEs - no SAEs No increased prevalence of specifically relevant organ group AEs in treatment groups vs placebo No evidence of treatment induced dissociative symptoms in the treatment groups vs placebo No evidence of treatment induced psychotomimetic symptoms in treatment groups vs placebo No evidence of opiate withdrawal symptoms in treatment groups vs placebo

2020 Corporate Presentation I Indication: Studies will assess REL - 1017 as adjunctive treatment in MDD patients who have failed at least one prior treatment in current depression episode Two Pivotal Studies: Two sister two - arm placebo - controlled clinical studies Primary Endpoint: Change from baseline on MADRS at day - 28 for REL - 1017 vs. placebo and collection of sufficient safety data to support use as chronic treatment Key Secondary Endpoints: Change from baseline on 7 - day MADRS to evaluate time to onset of treatment effect; achieved by day 4 in Phase 2 End of Phase 2 Meeting Outcome 17 REL - 1017 can advance into Phase 3 registration studies w/o additional clinical studies. FDA and Relmada are aligned on all key aspects of Phase 3 program to be initiated in Q4 ’20

2020 Corporate Presentation I Dosing: 25 mg dose of REL - 1017 to be evaluated. PD relationship in Phase 2 supports equivalence of 25 mg and 50 mg doses Tablet formulation Equivalence Established: No PK bridging studies required to support transition from powder - in - solution formulation of REL - 1017 utilized in Phase 2 to tablet formulation to be used in Phase 3 Abuse Liability Testing: Studies to determine scheduling not required prior to starting Phase 3 and will be conducted pre - NDA End of Phase 2 Meeting Outcome 18 REL - 1017 can advance into Phase 3 registration studies w/o additional clinical studies. FDA and Relmada are aligned on all key aspects of Phase 3 program to be initiated in Q4 ’20

2020 Corporate Presentation I Anticipated Development Timeline REL - 1017* 19 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Adjunctive Treatment of Major Depressive Disorder (MDD) Front - line Major Depressive Disorder (MDD) P2 Full Data End of P2 FDA meeting 1 st Pivotal Adjunctive MDD trial MDD Phase 2 start P3 Final Protocol Submission *subject to FDA feedback Indication

Potential Competitive Advantages of Dextromethadone

Compound (Company)	Mechanism of Action	Delivery	Current Clinical Stage	Dosing Regimen
Dextromethadone (Relmada)	**Non-competitive NMDA channel blocker**	Oral	Completed Phase 2	Once Daily
Esketamine/Spravato (Janssen/J&J)		Nasal (in clinic administration)	Approved and launched	Biweekly
AXS-05 DM 45 mg + BUP 105 mg (Axsome)	**Multimodal (NMDA+others)**	Oral	Phase 3/Pre-NDA[1]	Twice daily
Sage-217 (Sage)	**GABA receptor allosteric modulator**	Oral	Phase 3[2]	Once Daily
Pimavanserin/Nuplazid (Acadia)	**Selective serotonin inverse agonist (SSIA) preferentially targeting 5-HT2A receptors**	Oral	Phase 3/lunched	Once Daily

RELMADA THERAPEUTICS

1 First P3 study met primary endpoint
2 First P3 study did not meet primary endpoint

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2020 Corporate Presentation I 21 Corporate Information

2020 Corporate Presentation I 22 Financial Overview Cash, Cash Equivalents & ST Investments (as of 03/31/19) $114.9 million ~3.2 million $3.4 million ~15.2 million Warrants Outstanding (as of 03/31/19, weighted average exercise price, $6.79) Operating Cash Burn 1Q20 Common Shares Outstanding (as of 5/13/20)

2020 Corporate Presentation I Management Team and Key Scientific Advisors Management Sergio Traversa Chief Executive Officer Tom Wessel, MD, Ph.D Head of Research & Development Maged Shenouda Chief Financial Officer Marc de Somer, MD, MBA, ScD, MPH, MSc SVP, Clinical Development and Safety Chuck Ence Chief Accounting and Compliance Officer Molly Harper Executive Vice President of Operations Advisors Maurizio Fava, MD Scientific Advisor Charles Inturrisi, Ph.D Scientific Advisor Paolo Manfredi, MD Scientific Advisor Luca Pani , MD Scientific Advisor 23

Investment Highlights

Highly-compelling de-risked lead product opportunity	• Phase 2 Adjunctive MDD trial completed with statistically significant rapid and sustained anti-depressant effects observed with favorable safety and tolerability profile • Successful EoP2 meeting with the FDA with clear pathway to NDA • Fast track designation from FDA • Strong IP position around REL-1017 with protection to the mid/late-2030s
Large potential in multiple underserved markets[1]	• Over 17M Americans suffered from MDD in 2017[1] • 50%–66% of patients with depression do not fully recover on an antidepressant medication[2] • Traditional antidepressants have a 4 to 6 weeks time lapse to reach full efficacy
Key catalysts expected over next 12-18 months	• Publication of REL-1017 Phase 2 study full data H2 2020 • Start of pivotal program in Adjunctive treatment of MDD in Q4 2020 • Start of Phase 2 study in MDD Q4 2020

RELMADA THERAPEUTICS

1. https://www.nimh.nih.gov/health/statistics/major-depression.shtml
2. https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3363299/

* MDD = Major Depressive Disorder
** Our fiscal year end is December 31. The periods referred to in this slide are calendar years and quarters.

2020 Corporate Presentation | 24

2020 Corporate Presentation I June 2020 Targeting Major Advances in Treatment of CNS Disorders Nasdaq: RLMD

2020 Corporate Presentation I Strong Anti - Depressant Effects Observed in Three Animal Models of Depression Improved performance on the rat forced swim test 24 hours after d - methadone treatment 26 Forced Swim Test * = p<0.05 compared to placebo group

2020 Corporate Presentation I Strong Anti - Depressant Effects Observed in Three Depression Animal Models Improved performance on the rat FUST and the NSFT 24 hours after d - methadone treatment 27 * * * * Female Urine Smell Test Novelty Suppressed Feeding Test

2020 Corporate Presentation I Study REL - 1017 Phase 2 Key Efficacy Findings 28 REL - 1017 25 mg and 50 mg show rapid onset and sustained antidepressant effects with statistically significant differences compared to placebo on all efficacy measures • Solid effects observed on MADRS with P values < 0.03 and large effect sizes (0.7 - 1.0) from Day 4 to Day 14 • CGI - S and CGI - I solid findings consistent with MADRS results with P - values and effect sizes of similar magnitude • SDQ scores with moderate effect size differences (d = 0.4 and 0.5) from Day 4 to Day 7 and with both statistically significant differences and large effect size for both 25 mg (P = 0.0066; d = 0.9) and 50 mg (P= 0.0014; d = 1.1) arms at Day 14 • Study demonstrates rapid onset and long - lasting antidepressant effects • Findings support continuing clinical development and larger pivotal study